UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 19, 2020 (June 15, 2020)

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HOWMET AEROSPACE INC.

(Exact name of registrant as specified in its charter)

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Delaware	1-3610	25-0317820
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

201 Isabella Street, Suite 200
Pittsburgh, Pennsylvania	15212-5872
(Address of Principal Executive Offices)	(Zip Code)

Office of Investor Relations 412-553-1950

Office of the Secretary (412) 553-1940

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1.00 per share	HWM	New York Stock Exchange
$3.75 Cumulative Preferred Stock, par value $100 per share	HWM PR	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The 2020 annual meeting of shareholders (the “Annual Meeting”) of Howmet Aerospace Inc. (the “Company” or “Howmet Aerospace”) was held on June 15, 2020. Set forth below are the results for each of the matters submitted to a vote of the shareholders at the Annual Meeting. As of the close of business on April 27, 2020, the record date for the Annual Meeting, there were 436,103,413 shares of common stock outstanding and entitled to vote. Of this amount, 366,503,200 shares of common stock were represented in person or by proxy at the Annual Meeting.

Item 1. The 10 director nominees named in the 2020 Proxy Statement for election to the Company’s Board of Directors were elected, each for a one-year term expiring on the date of the Company’s 2021 annual meeting of shareholders, based on the following votes:

Nominee	For	Against	Abstain	Broker Non-Votes
James F. Albaugh	320,655,530	3,699,781	576,710	41,571,179
Amy E. Alving	321,138,175	3,219,309	574,537	41,571,179
Joseph S. Cantie	316,720,983	7,593,346	617,692	41,571,179
Robert F. Leduc	315,690,589	8,512,842	728,590	41,571,179
David J. Miller	321,266,721	2,938,357	726,943	41,571,179
Jody G. Miller	322,811,068	1,554,032	566,921	41,571,179
Tolga I. Oal	322,480,587	1,885,250	566,184	41,571,179
Nicole W. Piasecki	318,774,236	5,605,854	551,931	41,571,179
John C. Plant	310,100,361	14,326,174	505,486	41,571,179
Ulrich R. Schmidt	320,875,680	3,354,250	702,091	41,571,179

Item 2. The proposal to ratify the appointment of PricewaterhouseCoopers LLP to serve as Howmet Aerospace’s independent registered public accounting firm for 2020 was approved, based upon the following votes:

For	Against	Abstained	Broker Non-Votes
355,439,606	11,063,594	0	0

Item 3. The proposal to approve, on an advisory basis, executive compensation was approved, based upon the following votes:

For	Against	Abstained	Broker Non-Votes
166,283,440	152,356,662	6,291,919	41,571,179

Item 4. The shareholder proposal regarding shareholding threshold to call a special shareowner meeting was not approved, based upon the following votes:

For	Against	Abstained	Broker Non-Votes
47,749,030	275,518,724	1,664,267	41,571,179

Item 7.01	Regulation FD Disclosure

Beginning on June 22, 2020, the 2019 Howmet Aerospace Environmental, Social and Governance Report, which details Howmet Aerospace’s global environmental, social and governance commitment and performance, will be available online in the Sustainability Report section of Howmet Aerospace’s website at https://www.howmet.com/sustainability-report.

In accordance with General Instruction B.2 of Form 8-K, the information in Item 7.01 of this Current Report on Form 8-K shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing. In addition, the furnishing of this Item 7.01 for Form 8-K will not be deemed an admission that the 2019 Howmet Aerospace Environmental, Social and Governance Report includes material information that is not otherwise publicly available.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOWMET AEROSPACE INC.

Dated: June 19, 2020	By:	/s/ Katherine H. Ramundo
	Name:	Katherine H. Ramundo
	Title:	Executive Vice President, Chief Legal Officer and Secretary